Exhibit 99.2

Gold / / Copper A Unique Opportunity: A Contrarian’s Moment H.C. Wainwright Mining Conference November 2020

MUX 2 MUX: Cautionary Statement Executive Summary: If you are r isk - averse , don’t buy our shares. Past performance is unreliable in predicting the future. Unexpected events do happen and will change forecasts. MUX

MUX 3 Black Fox Gold Bar El Gallo San Jose MUX: Diversified Production & Growth Gold & Silver Development Pipeline Froome Grey Fox Stock Copper Los Azules Fenix Argentina Mexico Nevada Ontario Mines Gold & Silver

MUX 4 -80 -60 -40 -20 0 20 40 60 80 100 2017 2018 2019 2020 MUX GDXJ MUX - $0.98 Current MUX Source: Bloomberg. From Nov 25, 2017 to Nov 25 , 20 20 . MUX Outperformance MUX Underperformance Potential MUX $3.03 Gap to Close % MUX vs GDXJ Relative Performance Nov 2017 – Nov 2020 MUX GDXJ The Contrarian's Bet Successful Turnaround = Large Capital Gain

MUX 5 MUX: Share Price Fell Because With the Benefit of 20/20 Hindsight, I Made 2 Bad Decisions: - Hired the Wrong Operators - Financed with Debt A Downward Spiral Followed: - Operations’ Massive Miss on Guidance - Resulted in a Huge Revenue Shortfall - Equity Financings Required to Avoid Debt Covenant Breach - Big Resource Write - Down at New Mine - COVID - 19 Disruption - Increased Turnover at Operations

MUX 6 Here's How We Are Turning MUX Around! • Added New Senior Management @ Head Office & Mine Sites • Driving Cost/ oz Down • Increasing Gold Production • Extending Mine Life • Exploration Continues to Deliver Encouraging Results • Benefiting From Higher Prices of Gold, Silver & Copper

MUX 7 Introduction to Senior Management Rob McEwen Chairman & Chief Owner Anna Ladd - Kruger CFO Rob has $1/ year salary, has invested $165M in McEwen Mining and owns 20% of the outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO of Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid - tier producer. Anna is CPA, CMA, and holds an MSc in Economics from Queen's University and a BComm from UBC. Peter Mah COO Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. He set a strong track record in building, transitioning and operating mines. Peter holds a BASc in Mining and Mineral Process Engineering and a MASc from UBC.

MUX 8 2020 Operational & Financial Highlights • Financings aligned to strategic growth profile Aug: US$50 M debt facility amended with principal repayments commencing in 2022, in line with increased production profile Sept: US$10.4 M flow - through financing @ $1.65/ share to fund exploration at the Fox Complex • End of Q3: cash & cash equivalents of $19 M • End of Q3: all operations with positive operating margin • Oct - Nov: operations trending well to Q4 production guidance • Using technology to gain efficiencies in reducing costs

MUX 9 2020 – Operating & Financial Trends Q1 - 2020 Q2 - 2020 Q3 - 2020 Production (gold equivalent oz 1 ) 35,062 19,134 30,419 Cash cost / oz 2 $1,278 $1,664 $1,406 AISC / oz 2 $1,696 $ 2,012 $1,614 Growth Projects & Exploration Investments $6.3 million $6.4 million $8.4 million Significant Challenges & Achievements Gold Bar Impairment; Withdrew Guidance COVID - 19 Shutdown; Loan Amended Successful Restart of Operations Q4 trending well, with focus to continue decreasing cost trend 1 - Includes 49% MSC Production 2 - Includes 49% MSC Cost Profile

MUX 10 MUX Is Unique! CEO's Financial Commitment $16 5 M 2 0% $1/ Y r Investment 1 Ownership Salary Rob McEwen 20% Institutional 16% Retail 64% 1 - Rob McEwen’s investment: $1 40 M shares + $25 M, Aug 13, 2018 press release. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, Nov 27, 2020. Rob McEwen 82.2 M Van Eck Associates 18.0 M BlackRock 10.2 M Mirae Asset Global Investments 8.2 M The Vanguard Group 4.2 M Geode Capital Management 2.2 M ETF Managers Group 2.2 M Millennium Management 1.7 M SIG HOLDING 1.5 M The Charles Schwab Corp 1.1 M Shares Top 10 Holders 3 Stock Ownership Outstanding : 409 M Fully Diluted : 443 M ADTV 2 : 4.0 M Price : US$0.98 Market Cap : US$ 401 M

MUX 11 Operational Achievements to Date • Improving Resource - Reserve Block Model – Tighter definition and delineation of drill spacing ahead of mining • Increasing Productivity and Reducing Costs – New leadership, management teams and company culture – Improved pro - active planning, measuring and controls – Augmented site teams with external support from Implementation Engineers – Innovations and enabling technologies • Growing Gold Production, Scale & Life of Mine – Initiated technical studies to advance exploration discoveries to production – Re - aligned exploration drilling to near - term production - growth value - add targets

From Challenges to Solutions

Mine	Challenge	→	Solution
Black Fox	Contractor crusher fire	✓	Purchased in-house crusher
	Flood grade control	✓	New water control measures
	Insufficient active ore headings	✓	More development
	Resource model inconsistencies	✓	In-house resource estimation - tighter drilling
	Life Of Mine	✓	Froome expands Black Fox production by 2.5 yrs
	Fox Complex Expansion		PEA underway Q1 2021
Gold Bar	Did not follow FS		Revisit and update Q4 2020
	Workforce costs high	✓	Restructured & reduced
	Resource model interpretation	✓	Increased drilling (~20 km & ongoing)
	Operational efficiencies	✓	Implementation Engineers
	Mining Contractor underperforming	✓	Better oversight and options
	Life Of Mine		GB, GBS, Ridge, Cabin, Tonkin oxides, etc.
El Gallo	On residual leach	✓	Small scale mining 2020 to extend leach to 2021
	Life of Mine		Fenix gold and silver project FS Q4 2020

✓ denotes substantial completion

MUX

12

Nevada - Prime Real Estate for Gold

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓

Underexplored, With Upside Potential

- ✓ Surface near mine & deeper targets
- ✓ Oxide & sulfide


Gold Bar
Nevada, USA
Nevada
Gold Mines
Cortez
50 Moz Au
cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Tonkin
Gold Bar
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N

1. Includes past production and current resources.

MUX
13

MUX 14 Gold Bar: Exploration Targets Gold Bar South Legend Mine Deposit Near Mine Targets Brownfield Greenfield Pick Ridge Cabin

MUX 15 Tonkin: Potential Incremental Production for Gold Bar Cortez Fourmile Discovery Goldrush MUX Property NGM Property Faults Gold Bar Complex 20 k m Legend 12 miles N Tonkin Gold Oxide Resource 1 : 205,000 oz @ 0.027 opt (0.92 g/t) Measured & Indicated resource (70% Measured, 30% Indicated), 2008 43 - 101 technical report Gold Bar Nevada, USA

MUX 16 Fox Complex: Fox - Stock Mine & Mill Black Fox Mine Matheson Fox - Lexam Trans - Canada Hwy 28 Miles (45 km) N Timmins 20 Miles (32 km) Grey Fox Fox Complex Gold Resources - 2.96 M oz Measured & Indicated & 1.15 M oz Inferred Froome Destor - Porcupine Fault Zone Resources: M&I - Measured & Indicated, Inf - Inferred 121,000 oz Au M&I & 8,000 oz Au Inf 1,469,000 oz Au M&I & 954,000 oz Au Inf 1,370,000 oz Au M&I & 192,000 oz Au Inf Large Gold Resource Base in the Prolific Timmins District

MUX 17 Froome – Extends Black Fox Mine Life 2.5 years Froome Is Better Than Black Fox: • Improved productivity and low cost – Production expected Q4 2021 • Shallower deposit - more efficient haulage and reduced underground congestion • Disseminated style mineralization - more consistent grades and continuity • Larger stopes - more efficient underground development, sequencing & mining. Mining widths ranging from 15 to 40 m for most of the deposit Section Looking North Oct 31 st Development Progress Portals Black Fox Open Pit Surface Froome Deposit

MUX 18 Stock Mine 27.2 g/t Au / 7m, Incl. 120 g/t Au / 1.6m Black Fox Mine 55.1 g/t Au / 1.0m Stock / Black Fox Kirkland Lake Timmins Red Lake 1,000m 2,000m Surface Ore Bodies Headframe/ Shaft 3,300ft 6,600ft Stock West 6.7 g/t Au / 39m Stock East 63.6 g/t Au / 6.2m Grey Fox Area Whiskey Jack: 9.9 g/t Au / 39m 147 NE: 39.5 g/t / 3.8m, 4.8 g/t Au / 19m Incl. 10.3 g/t Au / 6m GF South: 10.9 g/t Au / 18.8m McEwen Mineralization Zone Outlines Fox Complex: Exciting Upside Potential A Lot of Room to Grow Along Strike and at Depth

Fox Complex: Stock (Mill Site & Former Stock Mine) Significant Gold Intersections



Stock West
Stock Mine
(care & maintenance)
Stock East
S19-112A
4.2 g/t Au / 14.5m
incl. 12.2 g/t Au / 3.4m
S19-98
5.6 g/t Au / 30m
incl. 9.1 g/t Au / 13m
S19-113
6.5 g/t Au / 19m
incl. 7 g/t Au / 17m
S19-105
5.5 g/t Au / 29.7m
incl. 5.6 g/t Au / 29.1m
S19-106
7.7 g/t Au / 25m
incl. 11.2 g/t Au / 16.2m
S19-101
6.4 g/t Au / 42m
incl. 6.7 g/t Au / 39m
S18-31
5.6 g/t Au / 3.3m,
14.1 g/t Au / 1.8m
incl. 30.1 g/t Au / 0.8m
Stock Deep
S19-95
27.2 g/t Au / 7m
incl. 311 g/t Au / 0.6m
SEZ19-35
63.6 g/t Au / 6.2m
incl. 317 g/t Au / 1.2m
SEZ19-28
34.7 g/t Au / 6.5m
incl. 74.1 g/t Au / 3m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
-200m
-400m
-800m
-1000m
-1200m
Mineralized areas / targets
0
1000 m
3300 ft

Longitudinal section – looking North. All intersections are core lengths.

MUX 19

Fox Complex: Stock West & East Close to Stock Mine Workings



Stock Mine
Stock West
Stock East
500 m
1 km
1.5 km
S19-98
5.6 g/t Au / 30m
incl. 9.1 g/t Au / 13m
S19-105
5.5 g/t Au / 29.7m
incl. 5.6 g/t Au / 29.1m
Stock Deep Intersect
Depth 900 m
SEZ19-35
21.7 g/t Au / 18.5m
incl. 63.6 g/t Au / 6.2m
(& incl. 317 g/t Au/ 1.2m)
SEZ19-28
26.8 g/t Au / 8.5m
incl. 74.1 g/t Au / 3m
S19-113
5.3 g/t Au / 23m
incl. 6.8 g/t Au / 17m
S19-101
6.3 g/t Au / 42.8m
incl. 6.7 g/t Au / 39m
S19-95
11.98 g/t Au / 16.5m
incl. 27.2 g/t Au / 7m
(& incl. 311 g/t Au/ 0.6m)
S19-106
7.7 g/t Au / 25m
incl. 11.2 g/t Au / 16.2m
0
1000 m
3300 ft
Au GXM
> 150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
Cog 0.5g/t Au

MUX 20

MUX 21 2 km 1.2 miles N Please see Appendix for more details. Fox Complex: Black Fox Mine, Froome & Grey Fox Deposits Froome 181,000 oz Indicated @ 5.1 g/t Au Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au

Fox Complex, Grey Fox: Excitement @ Whiskey Jack

Grey Fox Long Section - Near Surface, Good Grades



Composites
2019
2020
Resource Grades
> 5 g/t
3.6 – 5 g/t
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
PR93-19
8.22g/t Au / 9.9m
incl. 32.2g/t Au / 2.4m
GF14-908
11.58g/t Au / 4.1m
incl. 18.05g/t Au / 1.35m
GF11-337
3.59g/t Au / 9m
incl. 3.95g/t Au / 7m
19GF-1293
5.82g/t Au / 4.4m
incl. 6.24g/t Au / 4m,
52.96g/t Au / 7.4m
Incl. 58.85g/t Au / 6.6m
Surface
- 0
19GF-1242
9.74g/t Au / 13m
incl. 14.07g/t Au / 8.36m
GF14-917
17.41g/t Au / 2.65m
incl. 41.49g/t Au / 1.09m
19GF-1248
8.99g/t Au / 44m
incl. 9.9g/t Au / 39m
19GF-1320
2.05g/t Au / 11m
incl. 5.3g/t Au / 1.6m
GF11-400
9.26g/t Au / 13.75m
incl. 15.21g/t Au / 7.95m
19GF-1248
5g/t Au / 13m
incl. 9.66g/t Au / 6m
20GF-1152
4.87g/t Au / 15.6m
incl. 14.4g/t Au / 0.5m
incl. 17.01g/t Au / 3.5m
20GF-1112
16.34g/t Au / 2.61m
- 250m
20GF-1305
2.58g/t Au / 11.87m
incl. 4.1g/t Au / 2.83m
20GF-1329
4.78g/t Au / 17.69m
incl. 16.42g/t Au / 3.73m
19GF-1321
4.78g/t Au / 6.5m
incl. 5.56g/t Au / 5m
20GF-1255
20.01g/t Au / 7.87m
incl. 131g/t Au / 0.65m
19GF-1313
2.06g/t Au / 11m
incl. 6.95g/t Au / 1m
GF14-925
3.93g/t Au / 16m
incl. 4.86g/t Au / 11m
0
200m
20GF-1325
12.67g/t Au / 13.83m
incl. 29.48g/t Au / 5.72m
A1 Fault
20GF-1323
31.23g/t Au / 3.4m
incl. 38.51g/t Au / 2.73m,
5.95g/t Au / 10m
incl. 13.29g/t Au / 4.2m
- 500m

MUX

22

MUX 23 Source: Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. 1 Based on current prices. Los Azules Argentina 221 m (725 ft) @ 1.62% Cu 200 m (656 ft) @ 0.89% Cu 240 m (787 ft) @ 0.94% Cu 360 m (1,181 ft) @ 0.63% Cu 429 m (1,470 ft) @ 0.75% Cu Highlights of Drill Assays Los Azules: Large Copper Deposit Equal to a Gold Equivalent Resource of 19 Million oz Indicated & 37 Million oz Inferred 1 Ore tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion @ 0.48% 1.7 Million @ 0.06 gpt 55.7 Million @ 1.8 gpt Inferred 2,666 Million 19.3 Billion @ 0.33% 3.8 Million @ 0.04 gpt 135.4 Million @ 1.6 gpt

MUX 24 Los Azules – Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina ”(Hatch). Average annual production 1 st 13 Years Mine life Initial capex Payback After - tax IRR After - tax NPV @ 8% 415 Million lbs Cu @ $1.14/ lb cash cost + Au & Ag credits 36 years $2.4 Billion 3.6 years 20% $2.2 Billion Highlights of the 2017 PEA (Hatch) Preliminary Economic Analysis (PEA) Robust Economics @ $3/ lb Copper

MUX 25 Los Azules NPV & IRR Sensitivity to Copper Price IRR Sensitivity to Copper Price NPV @ 8% Sensitivity to Copper Price Oct 16, 2017 – “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina ” (Hatch). Change from $3.00/ lb Cu Base Case Assumption (%) Copper Price ($/ lb) - 40% - 20% 100% +20% +40% $1.80 $2.40 $3.00 $3.60 $4.20 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $.3.50 Copper Price ($/ lb) NPV @ 8% ($ million)

MUX 26 Near Term Catalysts • Growth pipeline: Fenix feasibility study Gold Bar Pick and South resource, reserve & feasibility study update Fox Complex expansion PEA • Exploration at Fox Complex and Gold Bar • Copper price • 2021 Guidance, Q4 on track

Appendix

MUX 28 Strengths x Gold & Silver Production x World Class Jurisdictions for Exploration, Production & Growth x Huge Copper Deposit x Large Insider Ownership Objectives ▪ Decrease Cost / oz ▪ Increase Production ▪ Extend Mine Life MUX Is Moving to Closing the Gap

MUX 29 5 Year Strategic Organic Growth Pipeline Targeting Annual Production to 300,000 Gold Equivalent Oz 160 - 70 210 300 300 300 2020F 2021E 2022E 2023E 2024E 2025E Production (koz Au Eq) Fox Complex Gold Bar El Gallo San Jose Based on internal management estimates and dependent on technical studies to be completed.

MUX 30 From 147 m: 53 g/t Au over 7.4 m Grey Fox - Whiskey Jack: High Grade at Shallow Depth Gold grade (g/t) ▪ 2020 drilling program started in September ▪ 5,070 m drilled to date ▪ Of 15 new drill holes completed, 8 have visible gold Drill core from hole 19GF - 1293.

MUX 31 Stock West Drill Results - Strong, Consistent Mineralized Intercepts VG 21.4 g/t Visible Gold 5.6 g/t Au over 30 m Drill core from hole S19 - 98.

MUX 32 Fox Complex Conceptual Expansion Strategy 1 Production Growth Steps to Target 100 - 150 Koz / Yr Leveraging Stock Mill Capacity 1 Based on existing 3.0 Moz Measured & Indicated Resource from Black Fox, Grey Fox, Stock and Timmins properties. Step 1. Black Fox Mine Improve operations , profitability & extend resource 2020 - 21 Step 2. Froome Commercial production Q4 2021 Bridging gold production for the next 2 - 3 years Step 3. Grey Fox Grow scale & increase Life of Mine ; PEA 2020 Whiskey Jack drilling underway Stock - Blue Sky Growth Advance sooner leveraging existing permits Restore UG access via existing shaft and/ or ramp 2020 - 21 aggressive exploration drilling campaign West Zone resource delineation & step - out drilling underway

MUX 33 Fox Complex Expansion Objectives • Increase Timmins gold production to 100 - 150 Koz / yr • Extend mine life to 10 years • Centralize ore processing and support services • Cash Costs $800 / oz Au, AISC $1,050 / oz Au • Near - term production growth by 2022

MUX 34 Drill core from hole #15PR - G031. Numbers in yellow represent grams per tonne values over sample length. Froome Deposit – Better Mining Conditions Than Black Fox Shown below is a core interval of the wide zone - consistent grades and favorable ground conditions expected, providing for overall better mining conditions, compared to Black Fox’s nuggety style mineralization. Gold grade (g/t) From 127 m: 4.55 g/t Au over 53 m , incl. 8.92 g/t Au over 10.6 m

MUX 35 Gibson Portal 147 NE Contact Pit 147 Pit South Pit » Expansion study underway » Potential mining scenarios for the Grey Fox deposit: - Preliminary targeted mill throughput range of 1,800 to 2,000 tpd - Open pit and/ or underground mining trade - off studies ongoing Fox Complex Expansion - GREY FOX: Grey Fox Conceptual Pits * Resource estimate: May 19, 2020 news release. Potential for Open Pit & Underground

MUX 36 Gold Bar - Exploration Potential Gold Bar South Pot Canyon Gold Canyon Cabin Creek Pick ▪ Extensions of known deposits (Gold Bar & Gold Bar South) ▪ Follow - up on positive drill intersections Hunter Taurus Horse Canyon Rutabaga Gold Stone Ridge 6,100 m Gold Bar N

MUX 37 Gold Bar - Ridge Expansion Drill Program • Current M&I Resource (2020) is 92 Koz Au • Area mapped and geological model created in 2020 • Ridge deposit is open for expansion in several directions • 37 RC drill hole Phase 1 program proposed (4,097 m) • Drilling initiated on Oct 14 th , with 12 holes completed (1,122 m) • Drilling company replaced and program resumed on Nov 16 th (2,975 m remaining)

MUX 38 Gold Bar Feasibility Update Gold Bar Nevada, USA Process Status Reserve and feasibility study update, production and cost guidance Following Q4 Mining and ore processing methods Under Review Over 20 km drilling in 2020 (definition & upgrading resources from Inferred to Indicated) Ongoing Gold Bar South Permitting Progressing Well

MUX 39 San José Argentina 1. Hochschild Mining 2019 Annual Report. 2. Based on 49% MUX ownership basis. 3. MUX press release Mar 16, 2020, “McEwen Mini ng Reports 2019 Full Year and Q4 Results". 4. Hochschild’s “Annual Report and Accounts 2018”. 5. Newmont 2019 10 - K report. San José - ▪ Large Property ▪ High Grade Mine ▪ Surrounds Newmont San José Mine N Production 2019 5 334,000 oz Au 12 miles One of the Highest Grade Silver & Gold Mines in the Americas (49% Owned) Reserve Grade 1 459 gpt Silver 7.3 gpt Gold Production 2019 2,3 3.4 Moz Silver & 52 Koz Gold Mine Life 4 5 Years

San José Mine Vein Extensions



0.95 m @ 7.02 g/t Au; 811 g/t Ag
1.00 m @ 2.38 g/t Au; 1964 g/t Ag
0.70 m @ 0.30 g/t Au; 18 g/t Ag
1.33 m @ 9.51 g/t Au; 1318 g/t Ag
1.00 m @ 20.26 g/t Au; 461 g/t Ag
1.30 m @ 6.67 g/t Au; 762 g/t Ag
1.15 m @ 5.80 g/t Au; 197 g/t Ag
0.90 m @ 8.00 g/t Au; 397 g/t Ag
1.60 m @ 7.42 g/t Au; 522 g/t Ag
0.75 m @ 1.52 g/t Au; 331 g/t Ag
Giovanna
Mercedes
Frea
Cristina
Florencia
Agustina
Odin
Ayelen
Maia
Odin
Frea
Micaela
Pilar
Emilia
Julia
Kospi
Isabel
Huevos Verdes
Erika NW
Erika
TL-03
Maia
SJM-490
Executing Drill
Intercepted DDH
Observed Vein
Inferred Vein
Inferred Fault
Mining Property
1 km / 0.6 Miles
N

Source: Hochschild Mining

MUX
40

MUX 41 N 20 k m Newmont Cerro Negro Mine 12 miles San José Argentina San José Property Exploration Targets ▪ Geophysics completed – new potential drilling program to begin shortly ▪ Continuing to explore Telken area next to Cerro Negro - 6 new drill holes expected ▪ Rosalia being drilled from Sept ▪ Further drilling at Aguas Vivas scheduled for H2 2020 Source: Hochschild Mining Rosalia Aguas Vivas Titan Drilling Telken North Telken South Observed Veins Inferred Veins Exploration focus close to Cerro Negro Property Outline

MUX 42 Area Project Hole # Gold (g/t) Width (m) From (m) Including Au_GxM GREY FOX 147NE 19GF - 1253 265 1.2 56 318 19GF - 1121 261 0.6 168.7 157 19GF - 1123 39.5 3.8 325 143 g/t Au over 1 m 150 19GF - 1151 10.0 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148 0.71 189.1 105 GF South 19GF - 1198 10.9 18.8 281.2 205 19GF - 1261 13.6 15.0 69 126.5 g/t Au over 1 m 204 19GF - 1277 29.1 5.0 98 146 19GF - 1310 4.30 26.5 335 113 147 Zone 19GF - 1187 3.99 34.0 207 7.04 g/t Au over 14 m 136 19GF - 1259 120.5 1.1 7.9 133 Whiskey Jack 19GF - 1293 53.0 7.4 147 392 19GF - 1248 8.99 44.0 181 395 19GF - 1242 9.74 13.0 107 127 Gibson 19GF - 1275 26.3 9.0 892 226 g/t Au over 1 m 236 19GF - 1106W1 26.7 8.04 739 519 g/t Au over 0.4 m 215 Fox Complex: Grey Fox 2019 Exploration Highlights Drill assay values from multiple zones of near surface mineralization Width (m) = down hole intersection

MUX 43 Fox Complex – Froome: Ramp Development On Target 1 st Ore Expected Q2 2021

Fox Complex: Stock West Drill Results

Strong,

Consistent

Mineralized

Intersections

Au g/t

Au g/t
> 30
20 to 30
10 to 20
5 to 10
3 to 5
1 to 3

Hole S19-101

494m to 536m

Depth	Length	Au g/t	Cog 1	Cog 3
494m	1.0	1.3	6.37g/t Au / 42m	
	1.0	1.6		
	1.0	2.4		
	1.0	4.1		6.72g/t Au / 39m
	1.0	6.6		
	1.0	2.8		
	1.0	3.4		
	1.0	8.3		
	1.0	16.7		
	1.0	7.9		
	1.0	5.3		
	1.0	2.9		
	1.0	4.8		
	1.0	3.1		
	1.0	6.7		
	1.0	11.3		
	1.0	5.1		
	1.0	6.7		
	1.0	7.8		
	1.0	3.1		
	1.0	5.7		
	1.0	6.7		
	1.0	9.5		
	1.0	3.5		
	1.0	6.2		
	1.0	6.4		
	1.0	6.8		
	0.9	9.5		
	0.2	4.2		
	0.9	2.7		
	1.0	41.4		
	1.0	4.0		
	1.0	4.2		
	0.5	6.7		
	0.5	5.2		
	1.0	4.3		
	1.0	4.7		
	1.0	2.0		
	1.0	11.0		
	1.0	7.9		
	1.0	6.4		
	1.0	0.9		
	1.0	1.0		
536m	1.0	5.7		

Hole S19-105

475m to 504.1m

Depth	Length	Au g/t	Cog 1	Cog 3
475m	1.0	6.6	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	3.0		
	1.0	1.8		
	1.0	2.3		
	1.0	3.5		
	1.0	2.3		
	1.0	3.1		
	1.0	2.5		
	1.0	7.7		
	1.0	8.7		
	1.0	2.4		
	1.0	3.3		
	1.0	5.1		
	1.0	1.6		
	1.0	5.5		
	1.0	4.0		
	1.0	4.5		
	1.0	5.2		
	1.0	2.6		
	1.0	0.9		
	1.0	4.1		
	1.0	2.1		
	1.2	3.1		
	0.8	1.2		
	1.0	6.2		
	1.0	22.8		
	1.0	8.3		
	1.0	22.3		
	0.6	18.7		
504.10m	0.6	11.8		

Hole S19-106

536m to 561m

Depth	Length	Au g/t	Cog 1	Cog 3
536m	1.0	1.2	7.72g/t Au / 25m	
	1.0	0.1		
	1.0	0.8		
	1.0	3.4		11.24g/t Au / 16.2m
	1.0	1.3		
	1.0	0.7		
	1.0	11.6		
	1.0	6.0		
	1.0	10.7		
	1.0	10.4		
	1.0	16.9		
	1.0	12.6		
	1.0	13.7		
	1.0	26.8		
	1.0	21.4		
	1.0	9.5		
	1.0	13.9		
	1.0	13.1		
	1.2	8.7		
	0.8	2.3		
	1.0	2.0		
	1.0	0.5		
	1.0	1.4		
	1.0	0.8		
561m	1.0	2.2		

MUX

44

MUX 45 MUX: Reserves & Resources Mineral Reserves Source: Company disclosure. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar 2.2 1.27 88 14.3 0.96 436 16.5 0.99 524 San José (49%) 0.4 7.75 96 0.1 5.78 22 0.5 7.28 118 Black Fox Mine 0.04 5.4 7 0.3 5.78 57 0.3 5.73 64 TOTAL 191 515 706 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 489 6,032 0.1 363 1,413 0.5 459 7,448

MUX: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.8	8.59	212	0.5	6.04	94	1.2	7.61	306	0.9	5.62	157
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
El Gallo Silver	1.1	0.09	3	4.4	0.13	19	5.5	0.12	22	0.6	0.38	7
Palmarito	1.7	0.38	20	0.01	0.23	0	1.7	0.38	20	0.5	0.30	5
Palmarito Dumps	0.2	0.29	2	0.1	0.24	1	0.2	0.28	2	-	-	-
Carrisalejo	-	-	-	0.4	0.11	1	0.4	0.11	1	0.04	0.02	-
El Encuentro	-	-	-	0.5	1.87	32	0.5	1.87	32	0.2	5.68	35
El Gallo Heap Leach Pad	-	-	-	4.7	0.56	84	4.7	0.56	84	4.4	0.72	101
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Gold Bar	2.8	1.17	106	21.6	0.88	614	24.4	0.93	719	6.8	0.90	196
Gold Bar South	0.7	1.23	29	1.1	0.97	35	1.9	1.07	64	0.4	0.72	9
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Timmins, Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Timmins, Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.2	7.83	61	0.8	7.48	195	1.1	7.56	255	0.1	7.32	12
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			**1,676**			**6,081**			**7,754**			**5,826**

Source: Company disclosure.
Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

MUX 46

MUX 47 MUX: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosure. Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.8 537 13,231 0.5 364 5,660 1.2 470 18,888 0.9 356 9,960 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Silver 1.1 150 5,088 4.4 120 17,053 5.5 125 22,140 0.6 82 1,488 Palmarito 1.7 136 7,245 0.01 148 52 1.7 136 7,297 0.5 133 2,258 Palmarito Dumps 0.2 177 1,007 0.1 154 338 0.2 170 1,345 - - - Carrisalejo - - - 0.4 116 1,454 0.4 116 1,454 0.04 821 1,111 El Encuentro - - - 0.5 2 42 0.5 2 42 0.2 19 117 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 27,891 80,969 108,856 150,334

MUX 48 MUX: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2019 .